CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - Reconciles cash, cash equivalents, restricted cash and customer funds & Supplemental schedule about acquisition $ in Thousands	Dec. 31, 2020 USD ($)
Reconciles cash, cash equivalents, restricted cash and customer funds
Cash and cash equivalents	$ 102,988
Restricted cash	31,593
Customer funds	3,278,708
Total cash, cash equivalents, restricted cash and customer funds shown in the consolidated statements of cash flows	3,413,289
Net fair value of assets acquired and liabilities assumed at the date of acquisition was as follows:
Working capital deficit, net (excluding cash and cash equivalents in the amount of $196)	(29)
Property, plant and equipment	162
Goodwill	20,449
Identifiable intangible assets	17,805
Non-cash consideration	(22,905)
Total cash paid, net of cash acquired	15,482
Cash and cash equivalents	$ 196